UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[x]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                     113 KING STREET, ARMONK, NEW YORK 10504

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                              September   , 2005

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, November 10, 2005 at 11:00 a.m., Central Standard time, for the purposes of considering and voting upon the following:

         1. The election of two Trustees of the Fund to hold office for a term of three years, and until their successors are duly elected and qualified (Proposal 1);

         2. The approval of a new investment advisory agreement between the Fund and Claymore Advisors, LLC (Proposal 2);

         3. The approval of a new subadvisory agreement among the Fund, Claymore Advisors, LLC and MBIA Capital Management Corp. (Proposal 3); and

         4. Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

         The close of business on September 19, 2005 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                  By Order of the Board of Trustees of the Fund,

                                  Leonard Chubinsky
                                  Secretary

--------------------------------------------------------------------------------
         TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                             REGISTRATION                                VALID SIGNATURE
                             ------------                                ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp..........................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp..........................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer................................   John Doe
(4) ABC Corp. Profit Sharing Plan.....................................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust.........................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78..............................   Jane B. Doe

PARTNERSHIP ACCOUNTS
--------------------
(1)  ABC Partnership..................................................   Jane B. Smith, Partner
(2)  Smith and Doe, Limited Partnership...............................   Jane B. Smith, General Partner

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA...............   John B. Smith
(2) Estate of John B. Smith...........................................   John B. Smith, Jr., Executor

                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED ON.

Q.       What am I being asked to vote "FOR" in this proxy?

A.       You are being asked to vote in favor of proposals to:

         1. Elect two Trustees to the Board of Trustees.

         2. Approve a new investment advisory agreement between the Fund and Claymore Advisors, LLC.

         3. Approve a new subadvisory agreement among the Fund, Claymore Advisors, LLC and MBIA Capital Management Corp.

Q. How do the Board members suggest I vote in connection with the election of two Board members?

A. The Board unanimously recommends that you vote "FOR" the Trustee nominees for the Board.

Q. Why am I being asked to vote on a new investment advisory agreement and new subadvisory agreement?

A. In a continuing effort to provide shareholders with the most efficient services, the Fund's management has recommended a restructuring and reallocation of responsibilities among the Fund's service providers including, MBIA Capital Management Corp., the Fund's current investment adviser, and Claymore Advisors, LLC. This restructuring allows MBIA-CMC to focus on the investments of the Fund.

Q. How does the proposed new investment advisory agreement differ from the Fund's current investment advisory agreement?

A. The proposed new investment advisory agreement is with a different investment adviser, Claymore Advisors, LLC, but is similar to the Fund's current investment advisory agreement. A comparison of the two agreements can be found in the Proxy Statement under Proposal 2.

Q.       Will the Fund's total advisory and servicing fees increase?

A. No. Currently, the Fund pays MBIA Capital Management Corp. an advisory fee of 0.39% of the Fund's managed assets and pays Claymore Securities, Inc. a servicing fee of 0.26% of the Fund's managed assets (i.e., the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of any borrowing used for leverage) for a total of 0.65% of the Fund's managed assets. Under the proposed new investment advisory agreement, the Fund will pay Claymore Advisors, LLC, the proposed new investment adviser and affiliate of Claymore Securities, Inc., a fee of 0.65% of the Fund's managed assets. Claymore Advisors, LLC (and not the Fund) will pay MBIA Capital Management Corp. a fee of 0.39% of the Fund's managed assets under the proposed new subadvisory agreement. Both Claymore Advisors, LLC and MBIA Capital Management Corp. have agreed to waive a portion of their fees until 2009, as discussed in the Proxy Statement. The Fund will no longer pay a servicing fee if the proposed new advisory agreement is approved by the shareholders.

Q. How do the Board members suggest I vote in connection with the new investment advisory agreement and new subadvisory agreement?

A. The Board members unanimously recommend that you vote "FOR" the approval of the new investment advisory agreement and new subadvisory agreement.

Q.       Will my vote make a difference?

A. Your immediate response on the enclosed proxy card will help save the costs of any further solicitations. We encourage all shareholders to participate in the governance of the Fund.

Q.       Who can I call if I have any questions?

A.       Please feel free to call                 , your proxy solicitor, at
[            ] to answer any questions or if you need assistance in voting.

Q. What will happen if shareholders do not approve the new investment advisory agreement and new subadvisory agreement?

A. If the new investment advisory agreement and the new subadvisory agreement are not approved, the Fund's current investment advisory agreement will continue until June 2006. This is discussed in more detail in the proxy statement.

Q.       How do I vote my shares?

A. You can vote your shares by attending the Meeting, or if you do not attend, by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. [Alternatively, you may vote by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card, using your proxy card as a guide.]

Q.       Will anyone contact me?

A. You may receive a call from our proxy solicitor to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                     113 KING STREET, ARMONK, NEW YORK 10504

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 10, 2005

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, November 10, 2005, at 11:00 a.m., Central Standard time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or
about September   , 2005.

         The close of business on September 19, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On September 19, 2005, there were [ ] shares of the Fund's common shares outstanding and [2,778] shares of the Fund's auction market preferred shares ("preferred shares") outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

            In accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares of the Fund entitled to vote at the Meeting. However, a quorum for the election of Mark Jurish, as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the preferred shares of the Fund entitled to vote at the meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund's Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

         Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

         The New York Stock Exchange ("NYSE") has taken the position that broker-dealers that are members of the NYSE that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on the new investment advisory agreement in Proposal 2 or the new subadvisory agreement in Proposal 3. In addition, a signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

         Broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) have no effect on the vote on Proposal 1and effectively result in a vote AGAINST Proposals 2 and 3.

         At the Meeting, the preferred shareholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund's common shareholders and, except as shown in the summary chart below, will vote together with common shareholders as a single class on all proposals to be brought before the Meeting. As summarized below, the preferred shareholders of the Fund, voting as a separate class, have the right to vote on the election of the Trustee designated to represent the preferred shares. Mr. Jurish is one of the two Trustees designated to represent the holders of the Fund's preferred shares. Common shareholders will not participate in the election of Mr. Jurish.

                 SUMMARY OF VOTING RIGHTS ON PROPOSALS 1, 2 & 3

                                        COMMON SHAREHOLDERS        PREFERRED SHAREHOLDERS
-----------------------------------     -------------------        ----------------------
PROPOSAL 1: ELECTION OF TRUSTEES
Mark Jurish........................                N/A                          X
Ronald A. Nyberg...................                 X                           X

PROPOSAL 2:  APPROVAL OF INVESTMENT                 X                           X
ADVISORY AGREEMENT

PROPOSAL 3: APPROVAL OF SUB-ADVISORY                X                           X
AGREEMENT

         Election of Mr. Nyberg to the Board of Trustees of the Fund will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Jurish to the Board of Trustees will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under applicable law, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holder of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

         The principal executive offices of the Fund are located at 113 King Street, Armonk, New York 10504. MBIA Capital Management Corp. ("MBIA-CMC"), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's current investment adviser and the proposed subadviser (see Proposals 2 and 3 below). MBIA-CMC is an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities market. Claymore Advisors, LLC ("Claymore"), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532, is the proposed investment adviser for the Fund (see Proposal 2 below). The Fund's administrator is Claymore. The Fund's accounting agent is The Bank of New York, whose principal business address is 101 Barclay Street, New York, New York 10286.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, preferred shareholders voting separately will be asked to elect one Class I Trustee and common shareholders and preferred shareholders, voting together as a single class, will be asked to elect one Class I Trustee, each to serve for a term of three years, and until their successors are duly elected and qualified. The terms of office of the Class I Trustees expire, if elected at this Meeting, at the annual meeting of shareholders to be held in 2008, or thereafter in each case when their respective successors are duly elected, however, the term of office of a Class I Trustee shall also terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee. The nominees for Trustees are Mr. Jurish and Mr. Nyberg.

         At the Annual Meeting of Shareholders held on November 11, 2004, the Fund's shareholders elected the Board of Trustees to a staggered term in accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2005. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees.

         The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Both of the Trustee nominees are currently members of the Fund's Board of Trustees. Each nominee has indicated that he will serve if elected, but if either Trustee nominee should be unable to serve, the proxy will be voted for another person determined by the persons named in the proxy in accordance with their judgment.

INFORMATION REGARDING TRUSTEE NOMINEES

         The following table provides information concerning the nominees for election as Trustees of the Fund:

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                                                  FUND COMPLEX
                                                                 PRINCIPAL        OVERSEEN BY        OTHER
                                           TERM OF OFFICE(2)   OCCUPATION(S)        NOMINEE       DIRECTORSHIPS
NAME, ADDRESS(1) AND    POSITION(S) HELD     AND LENGTH OF     DURING PAST 5     (INCLUDING THE       HELD
AGE                      WITH THE FUND       TIME SERVED          YEARS            FUND)(3)        BY NOMINEE
--------------------    ----------------   -----------------   -------------     --------------   -------------
INDEPENDENT TRUSTEE
NOMINEES(4)

Mark Jurish,            Trustee Class I    Since 2003        Founder and                1           None
Age: 45                                                      Chief Executive
                                                             Officer of Larch
                                                             Lane Advisors
                                                             LLC.  Prior to
                                                             forming Larch
                                                             Lane Advisors,
                                                             Mr. Jurish was
                                                             Managing
                                                             Director at
                                                             Paloma Partners,
                                                             a firm that he
                                                             joined in 1988.

Ronald A. Nyberg,       Trustee Class I    Since 2003        Principal of               1           Director, Edward
Age: 51                                                      Ronald A.                              Hospital
                                                             Nyberg, Ltd., a                        Foundation,
                                                             law firm                               Naperville, II;
                                                             specializing in                        Trustee, North
                                                             Corporate Law,                         Park University,
                                                             Estate Planning                        Chicago;
                                                             and Business                           Trustee, Advent
                                                             Transactions                           Claymore
                                                             (2000 -                                Convertible
                                                             present).                              Securities and
                                                             Formerly,                              Income Fund,
                                                             Executive Vice                         Advent/Claymore
                                                             President,                             Enhanced Growth
                                                             General Counsel,                       & Income Fund,
                                                             and Corporate                          Fiduciary/Claymore
                                                             Secretary of Van                       Dynamic Equity
                                                             Kampen                                 Fund,
                                                             Investments                            Fiduciary/Claymore
                                                             (1982-1999)                            MLP Opportunity
                                                             former associate                       Fund, Old Mutual
                                                             of Querrey &                           Claymore Long-
                                                             Harrow (law                            Short Fund,
                                                             firm) (1978 -                          Western
                                                             1982).                                 Asset/Claymore
                                                                                                    U.S. Treasury
                                                                                                    Inflation
                                                                                                    Protected
                                                                                                    Securities Fund,
                                                                                                    Dreman/Claymore
                                                                                                    Dividend &
                                                                                                    Income Fund,
                                                                                                    Western
                                                                                                    Asset/Claymore
                                                                                                    U.S. Treasury
                                                                                                    Inflation
                                                                                                    Protected
                                                                                                    Securities Fund
                                                                                                    2,Claymore Trust,
                                                                                                    TS&W/Claymore
                                                                                                    Tax Advantaged
                                                                                                    Balanced Fund
                                                                                                    and
                                                                                                    Madison/Claymore
                                                                                                    Covered Call
                                                                                                    Fund.

----------

(1) The business address of each Trustee nominee is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 113 King Street, Armonk, New York 10504.

(2) Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified, however, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(3) If the shareholders approve the new investment advisory agreement (Proposal 2 below), the Fund Complex will include Advent/Claymore Enhanced Growth & Income Fund, Dreman/Claymore Dividend & Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Flaherty & Crumrine/Claymore Total Return Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Madison/Claymore Covered Call Fund, Old Mutual/Claymore Long-Short Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2. Mr. Nyberg would then oversee 12 funds in the Fund Complex. Mr. Jurish would continue to only oversee the Fund.

(4) "Independent Trustee Nominees" are those Trustee nominees who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

Each Independent Trustee Nominee is independent (as that term is defined in the NYSE listing standards).

The following table provides information concerning the other Trustees of the
Fund:

                                                                                    NUMBER OF
                                              TERM OF                             PORTFOLIOS IN
                                              OFFICE(2)                            FUND COMPLEX
                                                AND                                OVERSEEN BY
                                 POSITION(S)  LENGTH OF          PRINCIPAL           TRUSTEE
                                 HELD WITH     TIME         OCCUPATION(S) DURING    (INCLUDING     OTHER DIRECTORSHIPS HELD
NAME, ADDRESS(1) AND AGE          THE FUND     SERVED         PAST 5 YEARS          THE FUND)(3)            BY TRUSTEE
------------------------         -----------  ---------     --------------------  --------------   ------------------------
INDEPENDENT TRUSTEES(4)

Jerry S. Rosenbloom              Trustee     Since 2003  Professor of Insurance         1         Harleysville Group, Inc
Age: 66                          Class III               and Risk Management at                   and Century Shares Trust.
                                                         the Wharton School of
                                                         the University of
                                                         Pennsylvania and
                                                         Academic Director of
                                                         the Certified Employee
                                                         Benefit Specialist
                                                         (CEBS) Program,
                                                         co-sponsored by the
                                                         Wharton School and the
                                                         International
                                                         Foundation of Employee
                                                         Benefit Plans.

Ronald E. Toupin, Jr., Age: 46   Trustee     Since       Formerly Vice                  1         Trustee, Old
                                 Class II,   2003,       President, Manager and                   Mutual/Claymore Long-
                                 Chairman    Since       Portfolio Manager of                     Short Fund,
                                 of the      November    Nuveen Asset                             Fiduciary/Claymore
                                 Board       2004        Management                               Dynamic Equity Fund,
                                                         (1998-1999), Vice                        Fiduciary/Claymore MLP
                                                         President of Nuveen                      Opportunity Fund, Western
                                                         Investment Advisory                      Asset/Claymore U.S.
                                                         Corporation                              Treasury Inflation
                                                         (1992-1999), Vice                        Protected Securities
                                                         President and Manager                    Fund, Dreman/Claymore
                                                         of Nuveen Unit                           Dividend & Income Fund,
                                                         Investment Trusts                        Western Asset/Claymore
                                                         (1991 to 1999), and                      U.S. Treasury Inflation
                                                         Assistant Vice                           Protected Securities Fund
                                                         President and                            2, TS&W/Claymore
                                                         Portfolio Manager of                     Tax-Advantaged Balanced
                                                         Nuveen Unit Investment                   Fund, Madison/Claymore
                                                         Trusts (1988-1999),                      Covered Call Fund and
                                                         each of John Nuveen &                    Claymore Trust.
                                                         Company, Inc.
                                                         (1982-1999)

                                                                                    NUMBER OF
                                              TERM OF                             PORTFOLIOS IN
                                              OFFICE(2)                            FUND COMPLEX
                                                AND                                OVERSEEN BY
                                 POSITION(S)  LENGTH OF          PRINCIPAL           TRUSTEE
                                 HELD WITH     TIME         OCCUPATION(S) DURING    (INCLUDING     OTHER DIRECTORSHIPS HELD
NAME, ADDRESS(1) AND AGE          THE FUND     SERVED         PAST 5 YEARS          THE FUND)(3)            BY TRUSTEE
------------------------         -----------  ---------     --------------------  --------------   ------------------------

INTERESTED TRUSTEES

Clifford D. Corso(5),       President   Since 2003       President of MBIA-CMC          1         None
Age: 43                     and                          and Chief Investment
                            Trustee                      Officer, MBIA
                            Class III                    Insurance Corp.;
                                                         Managing Director of
                                                         the 1838 Investment
                                                         Advisors Funds
                                                         (2000-2004)

Nicholas Dalmaso(6),        Trustee     Since 2003       Senior Managing                1         Trustee, Advent Claymore
Age: 40                     Class II                     Director and General                     Convertible Securities
                                                         Counsel of Claymore                      and Income Fund,
                                                         Advisors, LLC and                        Advent/Claymore Enhanced
                                                         Claymore Securities,                     Growth & Income Fund,
                                                         Inc (asset manager).                     TS&W/Claymore
                                                         (2001-present).                          Tax-Advantaged Balanced
                                                         Formerly, Assistant                      Fund, Madison/Claymore
                                                         General Counsel, John                    Covered Call Fund,
                                                         Nuveen & Company, Inc                    Fiduciary/Claymore
                                                         (1999-2001). Former                      Dynamic Equity Fund,
                                                         Vice President and                       Fiduciary/Claymore MLP
                                                         Associate General                        Opportunity Fund, Old
                                                         Counsel of Van Kampen                    Mutual/Claymore Long-
                                                         Investments,                             Short Fund, Western
                                                         (1992-1999).                             Asset/Claymore U.S.
                                                                                                  Treasury Inflation
                                                                                                  Protected Securities
                                                                                                  Fund, Western
                                                                                                  Asset/Claymore U.S.
                                                                                                  Treasury Inflation
                                                                                                  Protected Securities Fund
                                                                                                  2 and Claymore Trust.

----------

(1) The business address of each Trustee nominee is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 113 King Street, Armonk, New York 10504.

(2) The terms of the office of Class II Trustees expire in 2006 or in each case when their respective successors are duly elected and qualified, and the terms of office of the Class III Trustees expire in 2006 or in each case when their successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(3) If the shareholders approve the new investment advisory agreement (Proposal 2 below), the Fund Complex will include Advent/Claymore Enhanced Growth & Income Fund, Dreman/Claymore Dividend & Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Flaherty & Crumrine/Claymore Total Return Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Advent Claymore Convertible Securities and Income Fund, Madison/Claymore Covered Call Fund, Old Mutual/Claymore Long-Short Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 and the Fund. Mr. Toupin and Mr. Dalmaso would then oversee 10 and 14 funds in the Fund Complex, respectively. Mr. Corso and Mr. Rosenbloom would continue to only oversee the Fund.

(4) "Independent Trustees" are those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act.

(5) Mr. Corso is deemed an "interested person" by virtue of his position at MBIA-CMC. Mr. Corso's positions with affiliated persons of the Fund are set forth in the table above.

(6) Mr. Dalmaso is deemed an "interested person" by virtue of his position at Claymore. Mr. Dalmaso's positions with affiliated persons of the Fund are set forth in the table above.

BOARD COMMITTEES AND MEETINGS

BOARD OF TRUSTEES AND MEETINGS. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including MBIA-CMC, the custodian, the transfer agent, the servicing agent and the administrator. As part of this process, the Trustees consult with the Fund's independent auditors and with their own separate independent counsel.

         During the fiscal year ended July 31, 2005, the Board of Trustees met four times. Other than Mr. Corso, each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders. Messrs. Dalmaso, Nyberg, Toupin and Rosenbloom attended the Annual Meeting of Shareholders held in 2004.

         The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

AUDIT COMMITTEE. The Fund's Audit Committee is currently composed of Messrs. Jurish, Nyberg, Rosenbloom and Toupin, all of whom have been determined not to be "interested persons" of the Fund, MBIA-CMC or its affiliates, or Claymore or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Mr. Rosenbloom serves as the Chairman of the Audit Committee. The Audit Committee is, among others, responsible for: (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund's independent auditors, (iii) selecting, overseeing and approving the compensation of the Fund's independent auditors and (iv) discussing the Fund's annual audited financial statements and semi-annual financial statements with management and the independent auditors. This Committee met four times during the fiscal year ended July 31, 2005. The Fund adopted an Audit Committee Charter at a meeting held on July 21, 2003, as amended at a meeting on July 15, 2004, a copy of which was attached to the Proxy Statement for the Fund filed with the Securities and Exchange Commission ("SEC") on September 29, 2004.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Jurish, Nyberg, Rosenbloom and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating and Governance Committee met four times during the Fund's fiscal year ended July 31, 2005. The Fund adopted a Nominating and Governance Committee Charter at a meeting held on November 11, 2004, a copy of which is attached to this Proxy Statement as APPENDIX A.

         The Nominating and Governance Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating and Governance Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Nominating and Governance Committee may consider the following factors, among any others it may deem relevant:

         o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

         o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

         o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

         o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

         o the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

         o    the character and integrity of the individual;

         o    the overall diversity of the Board's composition; and

         o the Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of nominees who are not "interested persons" as defined in the 1940 Act ("Independent Trustee Nominees").

         The nominees for election at the Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

EQUITY OWNERSHIP

         The following table provides information concerning the dollar range of equity securities owned beneficially by each Trustee as of September 19, 2005:

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL FUNDS OVERSEEN OR TO
                                            DOLLAR RANGE(1) OF EQUITY           BE OVERSEEN BY TRUSTEE/NOMINEE IN THE
NAME OF TRUSTEE/NOMINEE                      SECURITIES IN THE FUND              FAMILY OF INVESTMENT COMPANIES(1)
-----------------------                     -------------------------        ----------------------------------------
INDEPENDENT TRUSTEES

Jerry S. Rosenbloom                                    o                                        o
Ronald E. Toupin, Jr.                                  $0                                      $0

INDEPENDENT TRUSTEE NOMINEES

Mark Jurish                                            $0                                      $0
Ronald A. Nyberg                                       o                                        o

INTERESTED TRUSTEES

Clifford D. Corso                                      $0                                      $0
Nicholas Dalmaso                                       $0                                      $0

Trustees and Executive Officers of
the Fund (as a group)                                  o                                        o

----------

(1) Securities are valued as of September 19, 2005. Currently, the Fund is not part of a Family of Investment Companies (the "Companies"). However, if the shareholders approve the new investment advisory agreement (Proposal 2 below), the Fund will be a part of a Family of Investment Companies that will include Advent/Claymore Enhanced Growth & Income Fund, Dreman/Claymore Dividend & Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Flaherty & Crumrine/Claymore Total Return Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Madison/Claymore Covered Call Fund, Old Mutual/Claymore Long-Short Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2. Mr. Dalmaso, Mr. Toupin, and Mr. Nyberg would then own $[ ], $[ ], and $[ ] in equity securities of funds in the Companies, respectively.

         As of September 19, 2005, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. As of September 19, 2005, none of the Independent Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc. or MBIA-CMC or Claymore or any person directly or indirectly controlling, controlled by or under common control with Claymore.

         To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of common shares or preferred shares outstanding as of September 19, 2005, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record [o] common shares, equal to approximately [o]% of the Fund's outstanding common shares and [o] preferred shares, equal to approximately [o]% of the Fund's outstanding preferred shares.

COMPENSATION

         MBIA-CMC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries and will continue to pay compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. if MBIA-CMC becomes subadviser of the Fund (see Proposal 3 below). Claymore will pay all compensation of officers and employees of the Fund who are affiliated persons of Claymore if Claymore becomes the investment adviser of the Fund (see Proposal 2 below).

         The Fund pays each Independent Trustee a combined fee for services on the Board and on the committees of $2,000 per quarter. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $2,000 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

         The Fund does not provide any pension or retirement benefits to the Trustees or its officers.

         The following table sets forth the compensation paid by the Fund to the Independent Trustees during the fiscal year ended July 31, 2005 and the aggregate compensation paid to them from all registered funds in the Fund Complex (as defined below) for the calendar year ended December 31, 2004. The Fund does not provide any pension or retirement benefits to Trustees.

                                                                                             AGGREGATE COMPENSATION
                                                                  AGGREGATE COMPENSATION       FROM FUND AND FUND
         NAME OF TRUSTEE                POSITION WITH FUND               FROM FUND                 COMPLEX(1)
         ---------------                ------------------        ----------------------     ----------------------
INDEPENDENT TRUSTEES

Jerry S. Rosenbloom                           Trustee                     $14,125                    $13,375
Ronald E. Toupin, Jr.                         Trustee                     $14,250                    $13,250

INDEPENDENT TRUSTEE NOMINEES

Mark Jurish                                   Trustee                     $13,000                    $13,000
Ronald A. Nyberg                              Trustee                     $14,125                    $13,375

INTERESTED TRUSTEES

Clifford D. Corso                             Trustee                       $0                         $0
Nicholas Dalmaso                              Trustee                       $0                         $0

----------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of a Fund Complex. However, if the shareholders approve the new investment advisory agreement (Proposal 2 below), the Fund Complex will include Advent/Claymore Enhanced Growth & Income Fund, Dreman/Claymore Dividend & Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Flaherty & Crumrine/Claymore Total Return Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Advent Claymore Convertible Securities and Income Fund, Madison/Claymore Covered Call Fund, Old Mutual/Claymore Long-Short Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 and the Fund. Mr. Toupin, Mr. Nyberg, and Mr. Dalmaso would then receive $173,500, $214,500, and $0 in compensation from the Fund Complex, respectively.

REQUIRED VOTE

         Election of Mr. Nyberg to the Board of Trustees of the Fund will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Jurish to the Board of Trustees will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

         THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR TRUSTEE.

            PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

         The Board is proposing that the shareholders approve a new investment advisory agreement between the Fund and Claymore ("New Investment Advisory Agreement").

BACKGROUND

         Since the inception of the Fund in 2003, MBIA-CMC has served as the Fund's investment adviser under an investment advisory agreement between MBIA-CMC and the Fund (the "Original Investment Advisory Agreement"). During the same period, Claymore Securities, Inc. ("Claymore Securities"), an affiliate of Claymore, has served as the Fund's servicing agent under a Servicing Agreement between the Fund and Claymore Securities (the "Servicing Agreement"). Under the Original Investment Advisory Agreement, MBIA-CMC has been responsible for devising the Fund's overall investment strategy and implementing the strategy. The Original Investment Advisory Agreement was approved by the Board of Trustees for a two year term on July 21, 2003 and approved by the sole shareholder of the Fund on August 23, 2003. For the fiscal year ended July 31, 2005, the Fund paid $718,065 to MBIA-CMC in investment advisory fees. Under the Servicing Agreement, Claymore Securities has handled duties such as the coordination of communications and marketing for the Fund. The Servicing Agreement was approved by the Board of Trustees for a two year term on August 26, 2003. For the fiscal year ended July 31, 2005, the Fund paid $[ o ] to Claymore Securities in servicing fees.

         At a meeting on June 29, 2005, the Board of Trustees considered and reviewed plans for the Fund to restructure the service providers of the Fund. As part of their review, the Board of Trustees considered the proposed New Investment Advisory Agreement and a proposed new subadvisory agreement among the Fund, Claymore and MBIA-CMC ("New Subadvisory Agreement"). A copy of the New Investment Advisory Agreement is attached hereto as APPENDIX B and a copy of the New Subadvisory Agreement is attached hereto as APPENDIX C.

         As part of the restructuring of the service providers, on June 29, 2005, the Board of Trustees also considered and approved a new Administration Agreement with Claymore to become effective August 1, 2005 (the "Administration Agreement") and a new Accounting Services Agreement with The Bank of New York also to become effective August 1, 2005. Since the inception of the Fund, MBIA Municipal Investors Service Corp. ("MBIA-MISC") had provided both administrative and accounting services to the Fund under the Accounting and Administrative Services Agreement. For the services provided by MBIA-MISC under the Accounting and Administrative Services Agreement, the Fund paid, in addition to reimbursing MBIA-MISC for its out of pocket costs, an annual fee equal to 0.10% of the Fund's average daily Managed Assets, (i.e., the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of any borrowing used for leverage) up to $250 million, 0.06% of the next $250 million, and 0.03% of the Managed Assets in excess of $500 million, with a minimum annual fee of $100,000. For the services provided and expenses assumed by Claymore under the Administration Agreement, the Fund pays Claymore a fee, accrued daily and paid monthly, at the annualized rate of 0.0275% of the first $200,000,000; 0.02% of the next $300,000,000; 0.015% of the next $500,000,000 and 0.01% for amounts over $1,000,000,000 of the Fund's
Managed Assets. In consideration for the services to be performed by The Bank of New York under the Accounting Services Agreement, the Fund will reimburse The Bank of New York for all out-of-pocket expenses and pays The Bank of New York a fee, accrued daily and paid monthly, at the annualized rate of 0.03% of the Fund's Managed Assets. These changes in service providers reduce slightly the overall fees paid by the Fund for administrative and accounting services, as more fully described on APPENDIX D hereto.

         At the June 29, 2005 meeting, the Board of Trustees also considered and continued the Original Investment Advisory Agreement and Servicing Agreement until the earlier of June 29, 2006 or shareholder approval of the proposed New Investment Advisory Agreement and proposed New Subadvisory Agreement. If the Fund's shareholders approve the New Investment Advisory Agreement and New Subadvisory Agreement, the Original Investment Advisory Agreement and Servicing Agreement will terminate.

         The 1940 Act requires that the New Investment Advisory Agreement and the New Subadvisory Agreement be approved by the Fund's shareholders in order for each agreement to become effective. Based on the reasons discussed below (see "Board Considerations" below), at the June 29, 2005 Board of Trustees Meeting, the Trustees, including a majority of the Trustees who are not parties to the Original Investment Advisory Agreement, Servicing Agreement, New Investment Advisory Agreement or New Subadvisory Agreement and who are not "interested persons" of the Fund, Claymore or MBIA-CMC, as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the New Investment Advisory Agreement and New Subadvisory Agreement and unanimously recommended their approval by the Fund's shareholders in order to assure continuity of investment advisory services to the Fund. In the event the Fund's shareholders do not approve the New Investment Advisory Agreement or New Subadvisory Agreement, the Original Investment Advisory Agreement will continue until June 2006 and the Board will take such action as it deems to be in the best interest of the Fund and its shareholders.

COMPARISON OF ORIGINAL INVESTMENT ADVISORY AGREEMENT WITH NEW INVESTMENT ADVISORY AGREEMENT

FEES

         There is no change in the aggregate fees (both actual and after waivers) paid by the Fund to Claymore as investment adviser compared to what was previously paid to MBIA-CMC, as investment adviser, and Claymore, as Servicing Agent, together.

         If approved by the shareholders, under the New Investment Advisory Agreement, Claymore would receive from the Fund a monthly fee at an annual rate equal to 0.65% of the Fund's average daily Managed Assets. Because the proceeds of any leverage are included in the calculation of Claymore's fee, that fee increases if the Fund engages in more leveraging techniques. This was also true under the Original Investment Advisory Agreement and the Servicing Agreement. Claymore has agreed to contractually waive a portion of the management fee it would be entitled to receive from the Fund under the New Investment Advisory Agreement at the annual rate of 0.15% of the Fund's Managed Assets through September 1, 2008, and at the rate of 0.070% thereafter through September 1, 2009, see APPENDIX B-1.

         For its services rendered under the Original Investment Advisory Agreement, MBIA-CMC received from the Fund a monthly fee at an annual rate of 0.39% of the Fund's average daily Managed Assets. MBIA-CMC contractually agreed to waive a portion of the advisory fees it was entitled to receive under the Original Investment Advisory Agreement from the Fund at the annual rate of 0.09% of the Fund's Managed Assets through September 1, 2008, and at the rate of 0.042% thereafter through September 1, 2009. MBIA-CMC will also continue to waive a portion of its subadvisory fee as described below in Proposal 3.

         For its services rendered under the Servicing Agreement, Claymore received from the Fund a monthly fee at an annual rate of 0.26% of the Fund's average daily Managed Assets. Claymore contractually agreed to waive a portion of the servicing fees it was entitled to receive from the Fund at the annual rate of 0.06% of the Fund's Managed Assets through September 1, 2008, and at the rate of 0.028% thereafter through September 1, 2009.

         A comparative schedule of the fees for service providers to the Fund are included in APPENDIX D.

INVESTMENT ADVISORY SERVICES

         The proposed New Investment Advisory Agreement provides that, subject to the direction and control of the Fund's Board of Trustees, Claymore will act as investment adviser to the Fund and will supervise and arrange for the day-to-day operation of the Fund. More specifically, Claymore will act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets, supervise the investment program of the Fund and the composition of its investment portfolio and arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. Under the Original Investment Advisory Agreement, MBIA-CMC has similar responsibilities for managing the investment and reinvestment of the Fund's assets and administering the Fund's affairs, subject to the Board of Trustees and officers of the Fund. Under the New Subadvisory Agreement, MBIA-CMC would continue to invest and reinvest the Fund's assets (see Proposal 3 below).

         Under the New Investment Advisory Agreement, Claymore would be permitted to delegate some or all of its duties and obligations under the New Investment Advisory Agreement to one or more sub-investment advisers; provided, however, that any such delegation would be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the 1940 Act. Under the Original Investment Advisory Agreement, MBIA-CMC has the right to delegate its duties as well.

         Additionally, under the New Investment Advisory Agreement, Claymore would perform certain administrative services, many of which Claymore Securities, Inc. currently performs under the Servicing Agreement. These administrative services include, among other things, providing office facilities and clerical or bookkeeping services for the Fund; replying to requests for information on the Fund from shareholders or the public; overseeing the determination of the Fund's net asset value; assisting in the preparation of reports to be sent to Fund shareholders and filed with the SEC; and assisting in the dissemination of the Fund's net asset value, market price, and discount information. These administration services are in addition to the administration services provided under the Administration Agreement. The Original Investment Advisory Agreement does not have a similar provision.

PAYMENT OF EXPENSES

         Under the proposed New Investment Advisory Agreement, Claymore would bear all costs and expenses of its employees and any overhead expenses incurred in connection with its duties thereunder and would bear the costs of any salaries or trustees fees of any officers or Trustees of the Fund who are affiliated persons, as defined in the 1940 Act, of Claymore.

         Similarly, under the Original Investment Advisory Agreement, MBIA-CMC bears all expenses in connection with the performance of its services under the agreement and also pays the compensation of the Fund's trustees, employees and officers who are affiliated persons, as defined in the 1940 Act, of MBIA-CMC.

LIMITATION ON LIABILITY

         Under the New Investment Advisory Agreement, Claymore assumes no responsibility other than to render the services called for under the agreement and Claymore is not liable for any error of judgment or mistake of law, or for any loss in connection with the performance of the Agreement. Claymore is not protected, however, for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Investment Advisory Agreement.

         The Original Investment Advisory Agreement has similar terms. Under the Original Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard of the performance of duties of MBIA-CMC to the Fund, MBIA-CMC was not liable to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

         The New Investment Advisory Agreement also provides that the Fund may make advance payments to Claymore in connection with Claymore's expenses in defending any action in which damages or equitable relief is sought against Claymore. If such advance payment is made by the Fund, Claymore must provide written affirmation stating its good faith belief that the standard of conduct necessary for the limitation of liability under the New Investment Advisory Agreement has been met and that it has stated that it will reimburse the Fund whether or not it is deemed to have liability under the agreement. Also, at least one of the following conditions must be met: (i) Claymore must provide a security for its undertaking; (ii) the Fund will be insured against losses arising by reason of any lawful advance or (iii) a majority of a quorum of the disinterested non-party trustees of the Fund or an independent legal counsel in a written opinion, shall determine based on review of readily available facts that there is reason to believe that Claymore ultimately will be found not to be liable under the limitation on liability section of the New Investment Advisory Agreement. The Original Investment Advisory Agreement does not have similar provisions.

TERM AND CONTINUANCE

         If approved by the shareholders of the Fund, the New Investment Advisory Agreement will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, it will continue for successive periods of twelve months, provided that such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the voting securities of the Trust at the time outstanding and entitled to vote and
(b) by the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any party to the agreement, such votes cast in person at a meeting called for the purpose of voting on such proposal. The Original Investment Advisory Agreement has a substantially similar provision.

TERMINATION

         The New Investment Advisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving Claymore sixty days' notice (which notice may be waived by Claymore), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by Claymore on sixty days' written notice (which notice may be waived by Claymore). The New Investment Advisory Agreement will also terminate automatically in the event of its "assignment," as defined in the 1940 Act. The Original Investment Advisory Agreement has substantially similar provisions.

GOVERNING LAW

         The New Investment Advisory Agreement is governed by Delaware law. The Original Investment Advisory Agreement does not have a governing law provision.

USE OF NAME

         Under the New Investment Advisory Agreement, Claymore has consented to the use by the Fund of the name "Claymore" in the name of the Fund. Claymore may require the Fund to cease using "Claymore" in the name of the Fund if the Fund ceases to employ Claymore or an affiliate as the investment adviser of the Fund. The Original Investment Advisory Agreement does not have a similar provision for the "MBIA" name.

BOARD CONSIDERATIONS

         Copies of the proposed New Investment Advisory Agreement and New Subadvisory Agreement had been distributed to the Board prior to the meeting. Considerations and conclusions regarding the continuation of the Original Investment Advisory Agreement and approval of the New Subadvisory Agreement were made together. Materials concerning each of Claymore and MBIA-CMC as well as a memorandum from legal counsel to the Fund regarding the criteria that should be considered in approving continuation of the Original Investment Advisory Agreement and the New Investment Advisory Agreement and New Subadvisory Agreement (collectively, the "Advisory Agreements") had been distributed to the Board at or prior to the meeting.

         Prior to and during the meeting, the independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustees of the Trust and officers and employees of Claymore and MBIA-CMC to consider approval of the renewal of the Original Investment Advisory Agreement and the New Investment Advisory Agreement and New Subadvisory Agreement. The Board determined to adopt the considerations and conclusions of the Independent Trustees. In considering approval of the renewal of the Original Investment Advisory Agreement and approval of the New Investment Advisory Agreement and New Subadvisory Agreement, the Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

         With respect to the nature, extent and quality of the services provided by MBIA-CMC, the Board considered its response to various inquires, including regulatory and legal issues, MBIA-CMC's Form ADV, financial information regarding MBIA-CMC and the anticipated financial support of the Fund. The Board also considered the investment performance of the Fund during the initial term of the Original Investment Advisory Agreement (the "Initial Term"). The Board noted that, consistent with the marketing of the Fund, MBIA-CMC employed a hedging strategy during the Initial Term designed to protect the value of the Fund's assets against an anticipated rise in interest rates (the "Hedging Strategy"). The Board evaluated both the actual performance of the Fund as well as an estimate of what performance would have been had the Hedging Strategy not been employed by MBIA-CMC. The Board also compared the Fund's performance (actual and estimated without the Hedging Strategy) to that of a peer group of funds. The Board noted that the performance without the Hedging Strategy appeared to be competitive with a peer group of funds that did not use a hedging strategy. Although the Board noted that performance would have been better had the Hedging Strategy not been employed by MBIA-CMC, the Board concluded that in employing the Hedging Strategy MBIA-CMC acted consistent with its market forecasts and economic outlooks and with a key marketed feature of the Fund, and that MBIA-CMC had effectively implemented the Hedging Strategy.

         The Board also discussed MBIA-CMC's approach to addressing compliance issues related to the Fund. The Board determined that MBIA-CMC acted appropriately in developing a compliance system and in responding to any compliance issues. The Board also considered the resources devoted to the Fund's operations. Based upon the foregoing, the Board concluded that MBIA-CMC was well qualified to manage the Fund and that the services provided by MBIA-CMC were satisfactory.

         With respect to the costs of services provided and profits realized by MBIA-CMC, the Board first considered the competitiveness of MBIA-CMC's fee and the expense ratio of the Fund when compared to a peer group of closed-end municipal bond funds initially offered during the same time period. The Board also noted that the fee paid to MBIA-CMC was the same under the Original Investment Advisory Agreement and the New Subadvisory Agreement. The Board also considered MBIA-CMC's fees as compared to those charged by it to other portfolios under its management that invested in tax-exempt municipal bonds. The Board noted, however, that these portfolios were of different size and involved different levels of services (without leverage and without hedging). Because of these differences, the Board concluded the fees charged to other clients were not directly comparable, and although such fees were considered, they were not solely determinative. The Board noted that the investment strategy (including the Hedging Strategy) employed by the Fund requires substantially more quantitative and qualitative analysis by portfolio managers than is required for these other portfolios. The Board also considered the multi-year fee waiver provided by MBIA-CMC both under the Original Investment Advisory Agreement and the proposed New Subadvisory Agreement. In light of these factors, the Board concluded that the fees were reasonable.

         With respect to the profits realized by MBIA-CMC, the Board reviewed the profitability information provided by MBIA-CMC for the year ended December 31, 2004, including the methodology used to calculate profitability. As a result, the Board concluded that profitability to MBIA-CMC was not excessive.

         The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because the size of the Fund is relatively small and because the Board does not expect the Fund to grow significantly in the next twelve months, the Board concluded that the Fund is unlikely to realize any significant economies of scale. The Board noted, however, that the fee does reflect certain economies of scale within MBIA-CMC's organization that have been shared with the Fund. For example, the Board noted that MBIA-CMC employs the same management team, trading systems and credit research resources with respect to the Fund as it does with respect to the other municipal bond portfolios under its management and that the advisory fee was set based upon the resulting economies of scale.

         The Board considered benefits to be derived by MBIA-CMC from its relationship with the Fund, including the benefits to MBIA-MISC, an affiliate of MBIA-CMC from the separate Administrative Services and Accounting Agreements with the Fund. Although an affiliate of MBIA-CMC does receive fees from the Fund for these services in addition to the advisory fee paid to MBIA-CMC, the Board noted that the level of fees were small, given the size of the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits. The Board also considered that it had been proposed that the Administrative Services and Accounting Agreement with MBIA-MISC be terminated effective July 31, 2005.

         With respect to the nature, extent and quality of the services to be provided by Claymore, the Board noted that Claymore would delegate responsibility for the investment and re-investment of the Fund's assets to MBIA-CMC, who had provided those services to the Fund since its inception. The Board considered Claymore's responsibility to oversee MBIA-CMC and that Claymore has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered financial information regarding Claymore Group and its subsidiaries and the experience of Claymore's personnel relating to advisory oversight and compliance, as well as its capabilities concerning its monitoring of the MBIA-CMC's portfolio management team, and concluded that Claymore and its personnel were qualified to serve the Fund in such capacity.

         The Board then reviewed and discussed the terms of the New Investment Advisory Agreement and New Subadvisory Agreement including the proposed fees and the contractual fee waivers agreed to by Claymore and comparable fees and expense ratios of other funds. Mr. Dalmaso reviewed the memorandum from Claymore regarding the reasonableness and competitiveness of the proposed fees noting that the advisory fee (including the subadvisory fee) was the same as the current fee structure of the investment advisory fee paid to MBIA-CMC and servicing fee paid to Claymore Securities and that the multi-year fee waiver currently in place was included in the proposed Advisory Agreements. The Board determined that the fees were reasonable in comparison to other fees.

         With respect to the costs of services to be provided and profits to be realized by Claymore, the Board considered profitability information provided by Claymore and concluded that the estimated profitability was reasonable.

         The Board considered the extent to which economies of scale could be realized and noted that given the size of the closed-end Fund, there were no significant additional opportunities for economies of scale.

         The Board considered "fall-out" benefits available to Claymore because of its relationship to the Fund and noted that the administrative services fees to be received by Claymore does provide it with additional revenue but did conclude that there were negligible profits in providing the administrative services.

INFORMATION ABOUT CLAYMORE

         Claymore is a registered investment adviser and a Delaware limited liability company. Claymore is a wholly owned subsidiary of Claymore Group, LLC. The principal business address of Claymore and Claymore Group, LLC is 2455 Corporate West Drive, Lisle, Illinois 60532.

         The name, title, address and principal occupation of the directors and principal executive officers of Claymore are as set forth in APPENDIX E.

         Claymore provides investment advisory services to certain other funds. The table set forth in APPENDIX F lists other funds advised by Claymore that have similar investment objectives as the Fund, the net assets of those funds, and the management fees Claymore received from those funds during the fiscal year most recently ended.

         APPENDIX G shows amounts paid to affiliates of Claymore during the Fund's most recently completed fiscal year for the services noted in the Appendix. There were no other material payments by the Fund to Claymore or its affiliates during that period.

SHAREHOLDER APPROVAL

         To become effective with respect to the Fund, the New Investment Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the common and preferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Investment Advisory Agreement was approved by the Board of the Fund at its meeting on June 29, 2005, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the Fund's New Investment Advisory Agreement for consideration by the shareholders of the Fund at the Meeting.

         THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

                PROPOSAL 3: APPROVAL OF NEW SUBADVISORY AGREEMENT

         For the reasons discussed above in Proposal 2, the Board of Trustees is also proposing that the shareholders approve a New Subadvisory Agreement among the Fund, Claymore and MBIA-CMC. The terms of the New Subadvisory Agreement are discussed below.

DESCRIPTION OF NEW SUBADVISORY ARRANGEMENT

FEES

         Pursuant to the proposed New Subadvisory Agreement, Claymore (and not the Fund) would pay MBIA-CMC a monthly fee payable at an annual rate equal to 0.39% of the average daily value of the Fund's Managed Assets. MBIA-CMC has agreed to contractually waive a portion of the sub-advisory fees it would be entitled to receive from Claymore at the annual rate of 0.09% of the Fund's Managed Assets through September 1, 2008, and at the rate of 0.042% thereafter through September 1, 2009, see APPENDIX C-1.

SUBADVISORY SERVICES

         Claymore is proposing that MBIA-CMC serve as a subadviser to the Fund, as permitted by the New Investment Advisory Agreement. Pursuant to the proposed New Subadvisory Agreement among the Fund, Claymore and MBIA-CMC, MBIA-CMC will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services at the request of Claymore: (i) managing the investment and reinvestment of the Fund's assets in accordance with the investment policies of the Fund; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund's assets; (iv) maintaining the books and records as are required to support the Fund's investment operations; (v) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund and (vi) voting proxies relating to the Fund's portfolio securities in accordance with the proxy voting policies and procedures of

MBIA-CMC. The services contemplated under the New Subadvisory Agreement would be similar to the services currently provided by MBIA-CMC under the Original Investment Advisory Agreement. Claymore, as investment adviser to the Fund, will be responsible for supervising MBIA-CMC.

EXPENSES

         Under the proposed New Subadvisory Agreement, MBIA-CMC would bear all costs and expenses of its employees and any overhead expenses incurred in connection with its duties thereunder and would bear the costs of any salaries or trustees fees of any officers or Trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of MBIA-CMC.

LIMITATION ON LIABILITY

         Under the New Subadvisory Agreement, MBIA-CMC assumes no responsibility other than to render the services called for under the Agreement, and MBIA-CMC is not liable for any error of judgment or mistake of law, or for any loss in connection with the performance of the Agreement. MBIA-CMC is not protected, however, for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Subadvisory Agreement.

         The New Subadvisory Agreement also provides that the Fund may, but is not required to, make advance payments to MBIA-CMC in connection with expenses incurred by it in its defense of an action for damages or equitable relief claims made against MBIA-CMC under the limitation on liability section of the agreement. Such advance may be made if the Fund receives written confirmation from MBIA-CMC expressing its good faith belief that the standard of conduct necessary for the limitation on liability under the agreement has been met. In addition, MBIA-CMC must provide a written undertaking providing that it will reimburse the Fund, regardless of whether MBIA-CMC is deemed to have liability under the limitation on liability section of the agreement. Reimbursement will be due upon: a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not MBIA-CMC is liable under the limitation on liability section of the agreement; in the absence of such a decision, upon the request of MBIA-CMC for reimbursement by a majority vote of a quorum consisting of Fund Trustees who are neither "interested persons" of the Fund, as defined in the 1940 Act nor parties to the proceeding. Additionally, MBIA-CMC must provide a security for its undertaking; the Fund must be insured against losses arising by reason of any lawful advance or a majority of a quorum of the disinterested non-party trustees of the Fund or an independent legal counsel in a written opinion shall determine based on a review of readily available facts that there is reason to believe that MBIA-CMC ultimately will be found not to be liable under the limited liability section of the agreement.

TERM AND CONTINUATION

         If the New Subadvisory Agreement is approved by the shareholders of the Fund, and the shareholders of the Fund approve the New Investment Advisory Agreement, the New Subadvisory Agreement will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, it will continue for successive periods of twelve months, provided that such continuance is specifically approved at least annually by (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such proposal.

TERMINATION

         The New Subadvisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving MBIA-CMC sixty days' notice (which notice may be waived by MBIA-CMC), provided that such termination will be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by MBIA-CMC on sixty days' written notice (which notice may be waived by the Fund), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Fund and Claymore. The New Subadvisory Agreement will also terminate automatically in the event of its "assignment" as defined in the 1940 Act.

GOVERNING LAW

         The New Subadvisory Agreement is governed by Delaware law.

USE OF NAME

         Under the New Subadvisory Agreement, MBIA-CMC has consented to the use by the Fund of the name "MBIA Capital" in the name of the Fund. MBIA-CMC may require the Fund to cease using "MBIA Capital" in the name of the Fund or the use of the name "MBIA" in other connections if the Fund or Claymore ceases to employ MBIA-CMC or an affiliate as the investment subadviser of the Fund.

BOARD CONSIDERATIONS

         The Board considered the New Subadvisory Agreement in conjunction with the New Investment Advisory Agreement. These considerations are discussed above.

INFORMATION ABOUT MBIA-CMC

         MBIA-CMC is a registered investment adviser and is a Delaware corporation. MBIA-CMC is a wholly owned subsidiary of MBIA Asset Management LLC and an indirect wholly owned subsidiary of MBIA Inc. The principal business address of MBIA-CMC, MBIA Asset Management LLC and MBIA Inc. is 113 King Street, Armonk, NY 10504.

         The name, title, address and principal occupation of the directors and principal executive officers of MBIA-CMC are as set forth in APPENDIX E.

         APPENDIX G shows amounts paid to affiliates of MBIA-CMC during the Fund's most recently completed fiscal year for the services noted in the Appendix. The aggregate brokerage commissions paid by the Fund to MBIA-CMC and its affiliated brokers during the Fund's most recently completed fiscal year are also set forth in APPENDIX G. [There were no other material payments by the Fund to MBIA-CMC or its affiliates during that period.]

SHAREHOLDER APPROVAL

         To become effective with respect to the Fund, the New Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the common and preferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Subadvisory Agreement was approved by the Board of the Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the Fund's New Subadvisory Agreement for consideration by the shareholders of the Fund at the Meeting.

         THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE

         After meetings of the Audit Committee on June 28, 2005 and September 20, 2005, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLC ("PwC"), the independent registered public accounting firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the auditors' independence with PwC.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on the review and discussions referred to in items (i) through
(iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2005. Additionally, the Audit Committee recommended that [ ] be appointed as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2006.

                                            Submitted by the Audit Committee
                                            of the Fund's Board of Trustees

                                            Jerry Rosenbloom, Chairperson
                                            Mark Jurish
                                            Ronald A. Nyberg
                                            Ronald E. Toupin, Jr.

EXECUTIVE OFFICERS OF THE FUND

         Certain biographical and other information relating to the officers (other than Mr. Corso whose biographical information is given above) of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

                              POSITION(S) HELD        TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1) AND AGE         WITH FUND          YEAR FIRST APPOINTED(2)           DURING PAST 5 YEARS
------------------------      ----------------      -----------------------        -----------------------
Craig L. Armstrong, Age: 35   Assistant Vice                 Since 2003         Vice President, MBIA-CMC
                              President                                         (2003-Present); Assistant Vice
                                                                                President and Vice President, MBIA
                                                                                Corp. (1999-2003); Senior Analyst,
                                                                                MBIA Investment Management Corp.
                                                                                (1999).

Leonard I. Chubinsky, Age:    Secretary and            Since 2005 (Secretary)   General Counsel and Secretary,
56                            Counsel                            and            MBIA-CMC.
                                                           2003 (Counsel)

Marc Morris,                  Treasurer                      Since 2003         Chief Financial Officer of MBIA's
Age: 45                                                                         fixed income business; President
                                                                                MBIA Investment Management Corp.

                              POSITION(S) HELD        TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1) AND AGE         WITH FUND          YEAR FIRST APPOINTED(2)           DURING PAST 5 YEARS
------------------------      ----------------      -----------------------        -----------------------
Patrick M. Tucci,             Assistant Vice            Since 2003 (Assistant   Assistant Vice President and a
Age: 34                       President and              Vice President) and    Portfolio Manager, MBIA-CMC
                              Assistant Secretary          2005 (Assistant      (2002-Present); Assistant Vice
                                                             Secretary)         President, Vice President, Salomon
                                                                                Smith Barney Global Equities
                                                                                Group (2000-2001); Assistant Vice
                                                                                President Salomon Smith Barney
                                                                                Municipal Bond Group (1995-
                                                                                2000).

Susan A. Voltz,               Vice President and        Since 2003 (Vice        Director and Senior Portfolio
Age: 42                       Assistant Secretary       President) and 2005     Manager of MBIA-CMC.
                                                        (Assistant Secretary)

----------

(1) The business address of each officer is c/o MBIA Capital Management Corp., 113 King Street, Armonk, New York 10504.

(2) Elected by and serves at the pleasure of the Board of Trustees of the Fund or until their successors have been duly elected and qualified.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Fund unanimously approved the appointment of [o] as the Fund's independent registered public accounting firm for the current fiscal year ending July 31, 2006. [[o] is located at [o], New York, New York [o].]

         PwC served as the Funds' independent registered public accounting for the two most recent fiscal years.

         A representative of PwC and [o], if requested by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

         AUDIT FEES. Audit Fees are fees related to the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. These fees also include non-recurring fees billed to the Fund by PwC in connection with the initial public offering of common shares of the Fund. For the initial fiscal year ended July 31, 2004 and for the fiscal year ended July 31, 2005, PwC billed $ 58,000 and $65,000, respectively, to the Fund, including out of pocket expenses.

         AUDIT-RELATED FEES. Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by PwC to the Fund for the initial fiscal year ended July 31, 2004 and for the fiscal year ended July 31, 2005 were $46,500 and $15,000, respectively. PwC did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Fund for the Fund's initial fiscal year ended July 31, 2004 or for the fiscal year ended July 31, 2005.

         TAX FEES. Tax Fees, which are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice, rendered by PwC to the Fund for the initial fiscal year ended July 31, 2004 and for the fiscal year ended July 31, 2005 were $8,000 and $8,500, respectively. PwC did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund's initial fiscal year ended July 31, 2004 or July 31, 2005.

         ALL OTHER FEES. All Other Fees are fees related to products and services other than those services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees". There were no All Other Fees billed by PwC to the Fund or the Service Affiliates for the initial fiscal year ended July 31, 2004 or for the fiscal year ended July 31, 2005.

         AGGREGATE NON-AUDIT FEES. The Aggregate Non-Audit Fees billed by PwC for services rendered to the Fund for the initial fiscal year ended July 31, 2004 were $54,500, consisting of $46,500 Audit-Related Fees and $8,000 Tax Fees and were $23,500 for the fiscal year ended July 31, 2005, consisting of $15,000 Audit-Related Fees and $8,500 Tax Fees. No Non-Audit Fees were billed by PwC for services rendered to the Service Affiliates for the initial fiscal year ended July 31, 2004 or for the fiscal year ended July 31, 2005.

         The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to MBIA-CMC or any entity controlling, controlled by, or under common control with MBIA-CMC (MBIA-CMC and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Fund.

         None of the services described above, provided in the initial fiscal year ended July 31, 2004 or the fiscal year ended July 31, 2005, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

         The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to the Adviser and Services Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund, the MBIA-CMC or Service Affiliates that were required to be pre-approved were pre-approved as required.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Each Trustee and certain officers of the Fund, MBIA-CMC, certain affiliated persons of MBIA-CMC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Trustees and relevant officers, MBIA-CMC and relevant affiliated persons of MBIA-CMC have complied with all applicable filing requirements during the fiscal year ended July 31, 2005.

 PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than [May 25], 2006. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than [o], 2006. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

         A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

                                OTHER INFORMATION

         THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2005 AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT 113 KING STREET, ARMONK, NEW YORK 10504, OR BY CALLING TOLL-FREE 1-800-345-7999.

                         EXPENSES OF PROXY SOLICITATION

         The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of MBIA-CMC or its affiliates (none of whom will receive additional compensation therefore) and Claymore or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. [The Fund has also retained as its proxy solicitor and will pay its customary fee of approximately $[INSERT AMOUNT] [plus the reimbursement of reasonable out of pocket expenses]].

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund's Servicing Agent, Claymore Securities, at 1-800-345-7999, and requests in writing should be sent to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Claymore Securities at the address above.

September [o], 2005

                                                                      APPENDIX A

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ORGANIZATION AND GOVERNANCE

The Nominating and Governance Committee (the "Committee") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") shall be comprised solely of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and who are "independent" as such term is defined in the New York Stock Exchange listing standards (the "Independent Trustees").

The Committee shall be comprised of as many Independent Trustees as the Board of Trustees of the Fund (the "Board") shall determine, but in any event not fewer than three (3) members, each of whom shall serve for a term of one year which shall be extendable at the sole discretion of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board shall nominate the members of the Committee and shall designate the chairman and co-chairman of the Committee. The chairman or, in his absence, the co-chairman, shall preside at each meeting of the Committee.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

The Committee shall select and nominate persons for election as Trustees of the Fund. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become Trustees of the Fund in the event that a position is vacated or created; (ii) to select, or to recommend that the Board select, the Trustee nominees for each annual meeting of the shareholders; (iii) to set any necessary standards or qualifications for service as a Trustee of the Fund; (iv) to develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and to oversee compliance therewith; (v) to make recommendations concerning the continuing education of the Trustees on legal and other matters relating to their activities as Trustees; (vi) to develop and recommend to the Board procedures governing Trustee self-assessment; (vii) to develop and recommend to the Board a schedule of Trustee compensation; and (viii) to undertake such matters from time to time relating to Board nominations or governance of the Fund as the Committee shall deem appropriate.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

The Committee may take into account a wide variety of factors in considering Trustee nominees. In identifying and evaluating an individual as a potential nominee to serve as a Trustee, or in evaluating whether to remove an incumbent Trustee, the Committee shall consider among other factors it may deem relevant:

     o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

     o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

     o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

     o the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

     o    the character and integrity of the individual;

     o    the overall diversity of the Board's composition; and

     o the Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of Independent Trustee nominees.

CONSIDERATION OF NOMINEES RECOMMENDED BY SHAREHOLDERS

While the Committee is solely responsible for the selection and nomination of the Fund's Trustees, the Committee shall accept nominations for the office of Trustee made by Fund shareholders on the same basis as it considers and evaluates nominees recommended by other sources. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

NOMINATION OF TRUSTEES

After a determination by the Committee that an individual should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

GOVERNANCE MATTERS

The Committee shall develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and oversee compliance therewith. At least annually, the Committee shall review and reassess the adequacy of the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and recommend any proposed changes to the Board.

The Committee shall also review and consider any request for waivers of the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and shall make a recommendation to the Board with respect to such request. The Committee shall review and report to the Board regarding any actual or potential conflicts of interest involving any Trustee and shall determine whether such Trustee may vote on any issue as to which there may be a conflict. In addition, the Committee shall review all related-party transactions and determine whether such transactions are appropriate for the Fund to undertake.

QUORUM

A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at any meeting at which there is quorum present shall be the act of the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's bylaws.

Members of the Committee shall receive at least three (3) days' prior written notice of any meeting of the Committee.

Adopted:  March 2004, as amended November 2004

                                                                      APPENDIX B

                          INVESTMENT ADVISORY AGREEMENT

         THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of November __, 2005, between MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, a Delaware statutory trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser").

         WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         1. IN GENERAL. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

         2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more sub-investment advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.

         3. DUTIES AND OBLIGATIONS OF ADVISER WITH RESPECT TO THE ADMINISTRATION OF THE TRUST. The Adviser also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services

(other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar, Administrator and other service providers) for the Trust. To the extent requested by the Trust, the Adviser agrees to provide the following administrative services:

                  (a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

                  (b) Oversee the maintenance by the Trust's Custodian and Transfer Agent, Dividend Disbursing Agent and Registrar of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by the Trust's Administrator or such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

                  (c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

                  (d) Review the appropriateness of and arrange for payment of the Trust's expenses;

                  (e) Prepare (or oversee the preparation) for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                  (f) Prepare (or oversee the preparation) for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Forms N-SAR, N-CSR, N-Q, N-PX and such other reports, forms and filings, as may be mutually agreed upon;

                  (g) Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's Custodian, counsel or auditors;

                  (h) Prepare (or oversee the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

                  (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

                  (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and Registrar as the Board of Trustees may reasonably request or deems appropriate;

                  (k) Oversee and review calculations of fees paid to the Trust's service providers;

                  (l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

                  (m) Consult with the Trust's officers, independent accountants, legal counsel, Custodian, Administrator or other accounting agent, Transfer Agent and Dividend Disbursing Agent and Registrar in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

                  (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

                  (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's Dividend Disbursing Agent and Registrar and Custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

                  (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

                  (q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

                  (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

                  (s) Respond to or refer to the Trust's officers or Transfer Agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

                  (t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Adviser.

All services are to be furnished through any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Adviser or its affiliates for all out-of- pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

         4. COVENANTS. In the performance of its duties under this Agreement, the Adviser:

                  (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust, as amended and restated, and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective and policies of the Trust as set forth in its Registration Statement on Form N-2 (as such may be amended or supplemented from time to time); and (v) any policies and determinations of the Board of Trustees of the Trust;

                  (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

                  (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         7. AGENCY CROSS TRANSACTIONS. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser's part regarding the advisory client. The SEC has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

         8. EXPENSES. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

         9.       COMPENSATION OF THE ADVISER.

                  (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee (the "Investment Advisory Fee") in arrears at an annual rate equal to 0.65% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the average net assets of the Trust plus assets acquired from the sale of any preferred shares plus the proceeds of any borrowings used for financial leverage; provided, that the liquidation preference of any outstanding preferred shares issues by the Trust (other than accumulated dividends) shall not be considered a liability for purposes of determining the Trust's net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.


                  (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

         10. LIMITATION ON LIABILITY. (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) The Trust may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Trust by the Adviser as provided below) if the Trust receives
(i) a written affirmation of the Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

         11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days' notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

         13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be per formed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         16. USE OF THE NAME CLAYMORE. The Adviser has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

         17. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         18. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                               MBIA CAPITAL/CLAYMORE MANAGED DURATION
                               INVESTMENT GRADE MUNICIPAL FUND


                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                               CLAYMORE ADVISORS, LLC


                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                                                    APPENDIX B-1

                             CLAYMORE ADVISORS, LLC

                             WAIVER RELIANCE LETTER

November ____, 2005

MBIA Capital/Claymore Managed Duration
   Investment Grade Municipal Fund
113 King Street
Armonk, New York 10504

Ladies and Gentlemen:

         Claymore Advisors, LLC (the "Adviser") and MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") have entered into an Investment Advisory Agreement, dated as of the date hereof (the "Investment Advisory Agreement"), pursuant to which the Adviser has agreed to furnish certain services to the Fund on the terms and subject to the conditions of the Investment Advisory Agreement.

         The Investment Advisory Agreement provides, among other things, that the Fund will pay to the Adviser as full compensation for all services rendered by the Adviser to the Fund under the Investment Advisory Agreement a monthly fee in arrears at an annual rate equal to .65% of the average daily value of such Fund's Managed Assets (as defined in the Investment Advisory Agreement) (such fee being referred to herein as the "Advisory Fee"). The Adviser hereby covenants to waive receipt of certain payments that would be expenses of the Fund, as set forth below.

         For the period from November ____, 2005 through September 1, 2006, and for the 12 month periods through September 1 in each indicated year during the term of the Investment Advisory Agreement (including any continuation thereof), the Adviser will waive receipt of certain payments that would be expenses of the Fund in the amount determined by applying the following annual rates to the average daily value of the Fund's Managed Assets:

                                      B-1-1

         THROUGH SEPTEMBER 1                                           WAIVER
         -------------------                                           ------

                  2006                                                 .150%
                  2007                                                 .150%
                  2008                                                 .150%
                  2009                                                 .070%

         The Adviser intends to cease to so waive receipt of payments upon the earlier of (i) September 2, 2009 or (ii) termination of the Investment Advisory Agreement.

         Please acknowledge the foregoing by signing this letter in the space provided below and returning the executed copy to the Adviser.

                                                     Sincerely,

                                                     CLAYMORE ADVISORS, LLC



                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

CONFIRMED AND ACCEPTED

MBIA CAPITAL/CLAYMORE MANAGED
   DURATION INVESTMENT GRADE
   MUNICIPAL FUND

By:
   --------------------------------------------------
Name:
Title:

                                      B-1-2

                                                                      APPENDIX C

                        INVESTMENT SUB-ADVISORY AGREEMENT

                  THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of November __, 2005, among MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and MBIA Capital Management Corp., a Delaware corporation (the "Investment Sub-Adviser").

                  WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

                  WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust dated as of November __, 2005 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

                  WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;

                  WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

                  WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

                  2. SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which shall include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets;
(v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust and (vii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser.. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer,
(ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the Securities and Exchange Commission ("SEC") as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees.

                  3. COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:

                  (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 as currently in effect and as they may be amended or supplemented from time to time; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

                  (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will follow its best execution policies as approved by the Board of Trustees. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

                  (c) will maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request; and

                  (d) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

                  4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Investment Sub-Adviser will not undertake any activities which will adversely affect the performance of its obligations under this Agreement.

                  5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

                  6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser's part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.

                  7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser.

                  8. COMPENSATION.

                  (a) The Investment Adviser agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to 0.39% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the average net assets of the Trust plus assets acquired from the sale of any preferred shares plus the proceeds of any borrowings used for financial leverage; provided, that the liquidation preference of any outstanding preferred shares issued by the Trust (other than accumulated dividends) shall not be considered a liability for purposes of determining the Trust's net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                  (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

                  9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act or (d) the occurrence of any adverse change in the business or financial position of the Investment Sub-Adviser.

                  10. LIMITATION ON LIABILITY.

                  (a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Sub-Adviser, the Investment Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Investment Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.

                  11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

                  12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                  13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

                  14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

                  15. USE OF THE NAME MBIA CAPITAL OR MBIA. The Investment Sub-Adviser has consented to the use by the Trust of the name or identifying word "MBIA Capital" in the name of the Trust. Such consent is conditioned upon the employment of the Investment Sub-Adviser as the investment sub-adviser to the Trust. The names or identifying words "MBIA Capital" or "MBIA" may be used from time to time in other connections and for other purposes by the Investment Sub-Adviser and any of its affiliates. The Investment Sub-Adviser may require the Trust to cease using "MBIA Capital" in the name of the Trust if the Trust or the Investment Adviser ceases to employ, for any reason, the Investment Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust.

                  16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

                  17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                    CLAYMORE ADVISORS, LLC

                                          By:
                                              ----------------------------




                                    MBIA CAPITAL MANAGEMENT CORP.

                                          By:
                                              ----------------------------




                                    MBIA CAPITAL/CLAYMORE MANAGED DURATION
                                    INVESTMENT GRADE MUNICIPAL FUND

                                          By:
                                              -----------------------------

                                                                    APPENDIX C-1

                          MBIA CAPITAL MANAGEMENT CORP.

                             WAIVER RELIANCE LETTER

November ____, 2005

MBIA Capital/Claymore Managed Duration
   Investment Grade Municipal Fund
113 King Street
Armonk, New York 10504

Ladies and Gentlemen:

         MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"), Claymore Advisors, LLC ("Claymore") and MBIA Capital Management Corp. (the "Sub-Adviser") have entered into an Investment Sub-Advisory Agreement, dated as of the date hereof (the "Investment Sub-Advisory Agreement"), pursuant to which the Sub-Adviser has agreed to furnish investment advisory services to the Fund on the terms and subject to the conditions of the Investment Sub-Advisory Agreement.

         The Investment Sub-Advisory Agreement provides, among other things, that Claymore will pay to the Sub-Adviser as full compensation for all services rendered by the Sub-Adviser to the Fund under the Investment Sub-Advisory Agreement a monthly fee in arrears at an annual rate equal to .39% of the average daily value of such Fund's Managed Assets (as defined in the Investment Sub-Advisory Agreement) (such fee being referred to herein as the "Sub-Advisory Fee"). The Sub-Adviser hereby covenants to waive receipt of certain payments that would be expenses of the Fund, as set forth below.

         For the period from November ____, 2005 through September 1, 2006, and for the 12 month periods through September 1 in each indicated year during the term of the Investment Sub-Advisory Agreement (including any continuation thereof in accordance with Section 15 of the Investment Company Act of 1940, as amended), the Sub-Adviser will waive receipt of certain payments that would be expenses of the Fund in the amount determined by applying the following annual rates to the average daily value of the Fund's Managed Assets:

                                     C-1-1

         THROUGH SEPTEMBER 1                                           WAIVER
         -------------------                                           ------

                  2006                                                 .090%
                  2007                                                 .090%
                  2008                                                 .090%
                  2009                                                 .042%

         The Sub-Adviser intends to cease to so waive receipt of payments upon the earlier of (i) September 2, 2009 or (ii) termination of the Investment Sub-Advisory Agreement.

         Please acknowledge the foregoing by signing this letter in the space provided below and returning the executed copy to the Sub-Adviser.


                                   Sincerely,

                                   MBIA CAPITAL MANAGEMENT CORP.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


CONFIRMED AND ACCEPTED

MBIA CAPITAL/CLAYMORE MANAGED
   DURATION INVESTMENT GRADE
   MUNICIPAL FUND



By:
   --------------------------------------------------
Name:
Title:

                                     C-1-2

                                                                      APPENDIX D

                          COMPARATIVE SCHEDULE OF FEES

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                          SUMMARY OF SERVICE PROVIDERS

------------------------------------------------------------------------------------------------------------------------------------
                                CURRENT                                                                 PROPOSED
---------------------------------------------------------------------     ----------------------------------------------------------
FUNCTION                PROVIDER                            FEE           FUNCTION              PROVIDER                      FEE
--------------------    ------------------------     ----------------     -----------------     --------------------     -----------
Adviser                 MBIA-CMC (1)                      0.3900%         Adviser               Claymore (5)                 0.6500%
Sub-Adviser             n/a                                    -          Sub-Adviser           MBIA-CMC (4)(6)              0.3300
Servicing Agent         Claymore Securities (2)            0.2600         Servicing Agent       n/a                          0.0000
Fund Accounting         MBIA-MISC (3)                      0.0500         Fund Accounting       The Bank of New York         0.0300
Fund Admin              MBIA-MISC (3)                      0.0500         Fund Admin            Claymore                     0.0275
Custodian               The Bank of New York               0.0100         Custodian             The Bank of New York         0.0150
Transfer Agent          The Bank of New York               0.0200         Transfer Agent        The Bank of New York         0.0150
Auction Agent           The Bank of New York               0.0100         Auction Agent         The Bank of New York         0.0100

TOTAL                                                      0.79%          TOTAL                                                0.75%

----------
(1) Gross fee shown. MBIA-CMC has agreed to waive a portion of its fee (.09% through 9-1-08; .042% from 9-1-08 through 9-1-09).
(2) Gross fee shown. Claymore has agreed to waive a portion of its fee (.06% through 9-1-08; .028% from 9-1-08 through 9-1-09).
(3) MBIA-MISC charges .10% for combined Fund Accounting and Fund Administration services under the Accounting and Administration Services Agreement; MBIA-MISC estimates that these fees should be allocated equally between the services.
(4)  Paid directly from Claymore to the MBIA-CMC.
(5) Claymore has agreed to waive a portion of its fee (.15% through 9-1-08; .070% from 9-1-08 through 9-1-09).
(6) MBIA-CMC has agreed to waive a portion of its fee (.09% through 9-1-08; .042% from 9-1-08 through 9-1-09).

                                                                      APPENDIX E

             OFFICERS AND DIRECTORS OF MBIA CAPITAL MANAGEMENT CORP.

The address of the officers and directors of MBIA Capital Management Corp. is 113 King Street, Armonk, New York.

------------------------------------------------------------ ---------------------------------------------------------
                           Name                                                       Title
------------------------------------------------------------ ---------------------------------------------------------
Clifford D. Corso                                            President, Director
------------------------------------------------------------ ---------------------------------------------------------
Neil Budnick                                                 Treasurer Director
------------------------------------------------------------ ---------------------------------------------------------
Gary Dunton                                                  Director
------------------------------------------------------------ ---------------------------------------------------------
Edmund Berrigan                                              Managing Director
------------------------------------------------------------ ---------------------------------------------------------
Sharon Fera                                                  Vice President
------------------------------------------------------------ ---------------------------------------------------------
Susan Voltz                                                  Director
------------------------------------------------------------ ---------------------------------------------------------
Joseph Schachinger                                           Financial Operations, Principal
------------------------------------------------------------ ---------------------------------------------------------
Robert Claiborne                                             Director
------------------------------------------------------------ ---------------------------------------------------------
Richard Walz                                                 Chief Compliance Officer, Financial Operations Principal
------------------------------------------------------------ ---------------------------------------------------------
Carol Blair                                                  Managing Director
------------------------------------------------------------ ---------------------------------------------------------
Leonard Chubinsky                                            Secretary, General Counsel
------------------------------------------------------------ ---------------------------------------------------------
Neil Budnick                                                 Director
------------------------------------------------------------ ---------------------------------------------------------
David McCollum                                               Managing Director
------------------------------------------------------------ ---------------------------------------------------------
Eric Williamson                                              Managing Director
------------------------------------------------------------ ---------------------------------------------------------
Gerhard Oberholzer                                           Director
------------------------------------------------------------ ---------------------------------------------------------
Jason Cameron                                                Director
------------------------------------------------------------ ---------------------------------------------------------


                OFFICERS AND DIRECTORS OF CLAYMORE ADVISORS, LLC

The address of the officers and directors of Claymore Advisors, LLC is 2455 Corporate West Drive, Lisle, Illinois 60532.

------------------------------------------------------------ ---------------------------------------------------------
Name                                                         Title
------------------------------------------------------------ ---------------------------------------------------------
David Hooten                                                 Chairman of the Board, Chief Executive Officer
------------------------------------------------------------ ---------------------------------------------------------
Nicholas Dalmaso                                             Senior Managing Director, Secretary, General Counsel
------------------------------------------------------------ ---------------------------------------------------------
Michael Rigert                                               President
------------------------------------------------------------ ---------------------------------------------------------
Anthony DiLeonardi                                           Senior Managing Director, Distribution
------------------------------------------------------------ ---------------------------------------------------------
Anne Kochevar                                                Senior Managing Director and Chief Compliance Officer
------------------------------------------------------------ ---------------------------------------------------------
Brian Wesbury                                                Senior Managing Director
------------------------------------------------------------ ---------------------------------------------------------
Steven Hill                                                  Senior Managing Director, Chief Financial Officer,
                                                             Treasurer
------------------------------------------------------------ ---------------------------------------------------------

                                                                      APPENDIX F



                  Other Funds Advised by Claymore Advisors, LLC

The following table lists certain information regarding funds for which Claymore Advisors, LLC provides investment advisory or subadvisory services which have similar investment objectives to the Fund. All of the information below is given as of the end of the last fiscal year of each fund.

-------------------------- ---------------------- ----------------- -------------------- --------------------
Fund                       Adviser/Subadviser     Net Assets        Management Fee (as   Management  Fee
                                                                    a percentage of      (after waivers, if
                                                                    average daily net    any) ($)
                                                                    assets) (%)
-------------------------- ---------------------- ----------------- -------------------- --------------------
-------------------------- ---------------------- ----------------- -------------------- --------------------
Dreman/Claymore Dividend   Adviser                $1,377,295,000    .85%                 $11,707,000
& Income Fund
                                                                    .34%*                $4,683,000*
-------------------------- ---------------------- ----------------- -------------------- --------------------
-------------------------- ---------------------- ----------------- -------------------- --------------------
Fiduciary/Claymore MLP     Adviser                $530,237,000      1.00%                $5,302,000
Opportunity Fund
                                                                    .50%*                $2,651,000*
-------------------------- ---------------------- ----------------- -------------------- --------------------
-------------------------- ---------------------- ----------------- -------------------- --------------------
Fiduciary/Claymore         Adviser                $113,138,000      1.00%                $1,131,000
Dynamic Equity Fund
                                                                    .50%                 $565,500*
-------------------------- ---------------------- ----------------- -------------------- --------------------
-------------------------- ---------------------- ----------------- -------------------- --------------------
Madison/Claymore Covered   Adviser                $277,547,000      1.00%                $2,775,000
Call Fund
                                                                    .50%*                $1,387,500*
-------------------------- ---------------------- ----------------- -------------------- --------------------
-------------------------- ---------------------- ----------------- -------------------- --------------------
Old Mutual/Claymore        Adviser                $364,149,000      1.00%                $3,642,000
Long-Short Fund
                                                                    .50%*                $1,821,000*
-------------------------- ---------------------- ----------------- -------------------- --------------------
-------------------------- ---------------------- ----------------- -------------------- --------------------
Western Asset/Claymore     Adviser                $1,361,068,000    .60%                 $8,166,000
U.S. Treasury Inflation
Protected Securities                                                .33%*                $4,492,000*
Fund 2
-------------------------- ---------------------- ----------------- -------------------- --------------------


*Represents the amount that Claymore will receive.

              OTHER FUNDS ADVISED BY MBIA CAPITAL MANAGEMENT CORP.

The following table lists certain information regarding funds for which MBIA Capital Management Corp. provides investment advisory or subadvisory services which have similar investment objectives to the Fund. All of the information below is given as of the end of the last fiscal year of each fund.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
FUND                      ADVISER/SUBADVISER     NET ASSETS              MANAGEMENT FEE (AS A   MANAGEMENT  FEE
                                                                         PERCENTAGE OF          (AFTER WAIVERS, IF
                                                                         AVERAGE DAILY NET      ANY) ($)
                                                                         ASSETS) (%)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
1838 BOND-DEBENTURE       Subadviser(1)          $101,181,100            0.218% of month-end    $47,847
TRADING FUND                                                             net assets
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
ENTERPRISE FUND           Subadviser                                     0.15%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

----------

(1) MBIA Capital Management Corp. ("MBIA-CMC") currently serves as investment adviser to the Fund under an interim investment advisory agreement unanimously approved by the Board of Directors on June 2, 2005 (the "Interim Agreement"). Under the Interim Agreement, MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month end net assets in excess of $100 million.

                                                                      APPENDIX G

        FEES PAID TO CLAYMORE AND AFFILIATES AND MBIA-CMC AND AFFILIATES

The Fund paid the following fees to MBIA-CMC and affiliates of MBIA-CMC during the most recent fiscal year:

Investment Advisory Fee $718,065

Administration and Accounting Fee  $184,118

Brokerage Fees  $0

The Fund paid the following fees to affiliates of Claymore during the most recent fiscal year:

Servicing Fee  $

                                                                         ANNEX A
                                   DETACH HERE

                                      PROXY

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

                                  COMMON SHARES

           PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 10, 2005

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned holder of common share of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Nicholas Dalmaso, Heidemarie Gregoriev and Richard Sarhaddi, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all common shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois on Thursday, November 10, 2005 at 11:00 a.m., Central Standard time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEE, FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

Please refer to the Proxy Statement for a discussion of the Proposals.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                             SIDE

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                                NOVEMBER 10, 2005

     PLEASE MARK
[x]  VOTES AS IN
     THIS EXAMPLE.

1.   Election of Trustees Nominee                            2.   Approval of New Investment Advisory Agreement
     CLASS I, to serve until the 2008 Annual Meeting of      FOR [ ] AGAINST [ ] ABSTAIN [ ]
     Shareholders:
                                                             3.  Approval of New Subadvisory Agreement
     (02) Ronald Nyberg                                      FOR [ ] AGAINST [ ] ABSTAIN [ ]

                                                             4.  Any other business that may properly come before
                                                             the meeting.

FOR               [ ]         WITHHELD                       The persons named as proxies are authorized to vote in
NOMINEE                       FROM              [ ]          their discretion on any other business that may
                              NOMINEE                        properly come before the Meeting.

[ ]____________________________________________________
(INSTRUCTION: To withhold authority to vote for any          Please check the box to the
individual nominee, write the name of the nominee(s) on      right if you will be             [ ]
the line above.)                                             attending the Meeting.

                                                             PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN
                                                             ACCOMPANYING POSTPAID ENVELOPE. Please sign this
                                                             proxy as your name appears on this Proxy. If joint
                                                             owners, EITHER may sign this Proxy. When signing as
                                                             attorney, executor, administrator, trustee, guardian
                                                             or corporate officer, please give your full title.

                                                             Signature
Signature: ________________ Date: __________ 2005            (if jointly held) __________________ Date:________ 2005

                                   DETACH HERE

                                      PROXY

     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

                                PREFERRED SHARES

           PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 10, 2005

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned holder of preferred shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Nicholas Dalmaso, Heidemarie Gregoriev and Richard Sarhaddi, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois on Thursday, November 10, 2005 at 11:00 a.m., Central Standard time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES, FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

Please refer to the Proxy Statement for a discussion of the Proposals.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                             SIDE

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
     MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
                                NOVEMBER 10, 2005

     PLEASE MARK
[ ]  VOTES AS IN
     THIS EXAMPLE.

1.   Election of Trustees. Nominees                          2.   Approval of New Investment Advisory Agreement
     CLASS I, to serve until the 2008 Annual Meeting of      FOR [ ] AGAINST [ ] ABSTAIN [ ]
     Shareholders:
                                                             3.  Approval of New Subadvisory Agreement
     (01) Mark Jurish                                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

     (02) Ronald Nyberg
                                                             4.  Any other business that may properly come before
                                                             the meeting.

FOR               [ ]         WITHHELD                       The persons named as proxies are authorized to vote in
ALL                           FROM ALL          [ ]          their discretion on any other business that may
NOMINEES                      NOMINEES                       properly come before the Meeting.

[ ]____________________________________________________
(INSTRUCTION: To withhold authority to vote for any          Please check the box to the
individual nominee, write the name of the nominee(s) on      right if you will be             [ ]
the line above.)                                             attending the Meeting.

                                                             PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN
                                                             ACCOMPANYING POSTPAID ENVELOPE. Please sign this
                                                             proxy as your name appears on this Proxy. If joint
                                                             owners, EITHER may sign this Proxy. When signing as
                                                             attorney, executor, administrator, trustee, guardian
                                                             or corporate officer, please give your full title.

                                                             Signature
Signature: ________________ Date: __________ 2005            (if jointly held) __________________ Date:________ 2005